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                                                                     EXHIBIT 25

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                  F O R M  T-1

STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF
                            1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                           -------------------------

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                      PURSUANT TO SECTION 305(b)(2)____.

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)


ORGANIZED UNDER THE LAWS OF                                      75-1992896
THE UNITED STATES OF AMERICA                                  (I.R.S. employer
(State of incorporation                                      identification no.)
if not a National Bank)

P.O. BOX 2320                                                    75221-2320
DALLAS, TEXAS                                                    (Zip Code)
(Address of principal executive offices)

LEE BOOCKER
TEXAS COMMERCE BANK N A
600 TRAVIS
HOUSTON, TEXAS 77002
(713) 216-2448
(Name, address and telephone
number of agent for service)

                   ------------------------------------------

                               TCA CABLE TV, INC.
              (Exact name of obligor as specified in its charter)


TEXAS                                                            75-1798185
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification no.)


3015 S.S.E. LOOP 323
TYLER, TEXAS                                                           75701
(Address of principal executive offices)                             (Zip Code)


                                DEBT SECURITIES
                      (Title of the indenture securities)



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ITEM 1.           GENERAL INFORMATION.

                  Furnish the following information as to the Trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                     NAME                                           ADDRESS
                  -------------------------------------------------------------
                  Comptroller of the Currency                  Washington, D.C.
                  Federal Reserve Bank                         Dallas, Texas
                  Federal Deposit Insurance Corporation        Washington, D.C.
                  National Bank Examiners                      Dallas, Texas

                  (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.

                  If the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None.

ITEM 16. LIST OF EXHIBITS.

                  List below all exhibits filed as part of this statement of eligibility:

                  Exhibit 1.       Incorporated by reference to exhibit
                                   bearing the same designation and
                                   previously filed with the Securities and Exchange Commission as exhibit to
                                   File No. 333-26519.
                  Exhibit 2 Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to File No. 333-26519.
                  Exhibit 3.       Incorporated by reference to exhibit
                                   bearing the same designation and previously filed with the Securities and Exchange
                                   Commission as exhibit to File No. 333-26519.
                  Exhibit 4. Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to File No.333-26519.
                  Exhibit 5.       Not Applicable.
                  Exhibit 6.       Filed herewith.
                  Exhibit 7.       Incorporated by reference to exhibit
                                   bearing the same designation and previously filed with the Securities and Exchange
                                   Commission as exhibit to File No.333-26519.
                  Exhibit 8.       Not Applicable.
                  Exhibit 9.       Not Applicable.


The answer to Item 2 is based in part on information provided or confirmed by the obligor. The accuracy and completeness of such information is hereby disclaimed by the Trustee.


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                                   SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Texas Commerce Bank National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas, on the 23rd day of July, 1997.



                                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                    By:  /s/ John G. Jones
                                         ___________________________________
                                    Name:   John G.Jones
                                    Title:  Vice President and Trust Officer



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                                   EXHIBIT 6


         Texas Commerce Bank National Association, as a condition to qualification under the Trust Indenture Act of 1939, consents that reports of examinations by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission of the United States upon request of said Commission for said reports, as provided in
Section 321 of said Trust Indenture Act of 1939.

                                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                    By:  /s/ John G. Jones
                                        ____________________________________
                                    Title:  Vice President and Trust Officer
                                    Date:   July 23, 1997




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